EXHIBIT 21.1

FIRST INDUSTRIAL REALTY TRUST, INC.
SUBSIDIARIES OF THE REGISTRANT

State of
Incorporation
Name	Formation	Registered Names in Foreign Jurisdictions
First Industrial, L.P.	Delaware	First Industrial (Alabama), Limited Partnership
First Industrial (Michigan), Limited Partnership
First Industrial (Minnesota), Limited Partnership
First Industrial (Tennessee), L.P.
First Industrial Limited Partnership

First Industrial Finance Corporation	Maryland	N/A

First Industrial Financing Partnership, L.P.	Delaware	First Industrial Financing Partnership, Limited Partnership
First Industrial Financing Partnership (Alabama),
Limited Partnership
First Industrial Financing Partnership (Minnesota),
Limited Partnership
First Industrial Financing Partnership (Wisconsin),
Limited Partnership

First Industrial Acquisitions, Inc.	Maryland	FR Acquisitions, Inc.

First Industrial Pennsylvania Corporation	Maryland	N/A

First Industrial Pennsylvania, L.P.	Delaware	N/A

First Industrial Harrisburg Corporation	Maryland	N/A

First Industrial Harrisburg, L.P.	Delaware	N/A

First Industrial Securities Corporation	Maryland	N/A

First Industrial Securities, L.P.	Delaware	First Industrial Securities, Limited Partnership

First Industrial Mortgage Corporation	Maryland	N/A

First Industrial Mortgage Partnership, L.P.	Delaware	First Industrial MP, L.P.

First Industrial Indianapolis Corporation	Maryland	N/A

First Industrial Indianapolis, L.P.	Delaware	N/A

FI Development Services Corporation	Maryland	N/A

FI Development Services, L.P.	Delaware	FIDS (Arizona) L.P.
FI Development Services, Limited Partnership
FI Development Services of Delaware, L.P.

FI Development Services Group, L.P.	Delaware	N/A

FR Development Services, L.L.C.	Delaware	N/A

First Industrial Development Services, Inc.	Maryland	First Industrial Development Services, Inc. (Maryland)

First Industrial Florida Finance Corporation	Maryland	N/A

TK-SV, Ltd.	Florida	N/A

FR Development Property Manager, LLC	Delaware	N/A

FR Bucks Property Holding, L.P.	Delaware	N/A

First Industrial Texas, L.P.	Delaware	N/A